State of Delaware

                        Office of the Secretary of State

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "REALDARTS INTERNATIONAL, INC. ", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF MAY, A.D. 2000, AT 9 O'CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

(SEAL)






(SEAL)
/s/ Edward J. Freel
    Edward J. Freel, Secretary of State

AUTHENTICATION: 0470232
DATE:  05-31-00

                                State of Delaware
                          Certificate of Incorporation
                          RealDarts International, Inc.

FIRST:  The name of this Delaware corporation is:
             RealDarts International, Inc.

SECOND: The name and address of the Corporation's Registered Agent is:
             Corporate Creations Enterprises, Inc.
             2530 Channin Drive
             Wilmington DE 19810
             New Castle County

THIRD: The purpose of the Corporation is to conduct or promote any lawful business or purposes.

FOURTH: The Corporation shall have the authority to issue 50,000,000 shares of commons stock, par value $.001 per share.

FIFTH: The directors shall be protected from personal liability to the fullest extent permitted by law.

SIXTH:  The name and address of the incorporator is:
             Corporate Creations International Inc.
             941 Fourth Street #200
             Miami Beach FL 33139

SEVENTH: This Certificate  of Incorporation  shall become effective on  May  31,
2000.


/s/ Andreas M. Kelly
    CORPORATE CREATIONS INTERNATIONAL  INC.
    Andreas M. Kelly Vice President

                            Certificate of Amendment
                                       of
                          Certificate of Incorporation

FIRST: The Board of Directors of RealDarts International, Inc. adopted the following resolution setting forth a proposed amendment of this corporation's Certificate of Incorporation.

RESOLVED, that the text of the Article numbered 1 of the Certificate of Incorporation of the corporation shall be deleted and replaced with the following:

The name of this Delaware corporation is Optima 2000, Inc.

SECOND: pursuant to the resolution of the Board of Directors, the stockholders of this corporation voted in favor o the amendment at a special meeting of stockholders at which the necessary number of shares required by statute voted in favor of the amendment.

THIRD: The amendment set forth in this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.








IN WITNESS WHEREOF, this Certificate of Amendment has been signed by the undersigned authorized officer of this corporation on the date shown below.

RealDarts International , Inc.

By: /s/ J. Paul Hines
Name:   J. Paul Hines
Title:  President
Date:   August 3, 2000

                            Certificate of Amendment
                                       of
                          Certificate of Incorporation

FIRST: The Board of Directors of Optima 2000, Inc. adopted the following resolution setting forth a proposed amendment of this corporation's Certificate of Incorporation:

RESOLVED, that the text of the Article numbered 1 of the Certificate of Incorporation on this corporation shall be deleted and replaced with the following:

The name of this Delaware corporation is Optima International, Inc.

SECOND: Pursuant to the resolution of the Board of Directors, the stockholders of this corporation voted in favor of the amendment at a special meeting of stockholders at which the necessary number of shares required by statute voted in favor of the amendment.

THIRD: The amendment set forth in this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.




IN WITNESS WHEREORF, this Certificate of Amendment has been signed by the undersigned authorized officer of this corporation on the date shown below.

Optima 2000, Inc.

By: /s/  J. Paul Hines
Name:    J. Paul Hines
Title:   President
Date:    August 28,2000

                            Certificate of Amendment
                                       of
                          Certificate of Incorporation

FIRST: The Board of Directors of Optima International, Inc. adopted the following resolution setting forth a proposed amendment of this corporation's Certificate of Incorporation:

RESOLVED, that the text of the Article numbered 1 of the Certificate of Incorporation of this corporation shall be deleted and replaced with the following:

The name of this Delaware corporation is Optima Global Corporation

SECOND: Pursuant to the resolution of the Board of Directors, the stockholders of this corporation voted in favor of the amendment at a special meeting of stockholders at which the necessary number of shares required by statute voted in favor of the amendment.

THIRD: The amendment set forth in this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.




IN WITNESS WHEREOF, this Certificate of Amendment has been signed by the undersigned authorized officer of this corporation on the date shown below.

Optima International, Inc.

By: /s/ J. Paul Hines
Name:   J. Paul Hines
Title:  President
Date:   August 28, 2000